Exhibit 99.4
POST WOOD TOWNHOMES
LIMITED PARTNERSHIP
FINANCIAL REPORT
AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2006 AND 2005

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
TABLE OF CONTENTS
DECEMBER 31, 2006 AND 2005

Page
Independent Auditor’s Report	1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Partners’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6—12

Independent Auditor’s Report on Supplementary Information	14

SUPPLEMENTARY INFORMATION

Detailed Balance Sheet Schedules	15

Detailed Statement of Operations Schedules	16—18

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT
To the Partners of Post Wood Townhomes Limited Partnership
c/o Joint Development & Housing Corporation
We have audited the accompanying balance sheets of Post Wood Townhomes Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Post Wood Townhomes Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants
Cincinnati, Ohio
January 29, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
BALANCE SHEETS

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$36,943	$44,605
Receivables, net of allowance for doubtful accounts of $2,529 and $1,464 in 2006 and 2005, respectively	10,068	6,700
Reserve for replacement	6,252	7,341
Real estate taxes and insurance escrow	67,926	63,232
Project expense loans receivable	0	38,684

TOTAL CURRENT ASSETS	121,189	160,562

FIXED ASSETS, at net book value	3,110,650	3,319,127

OTHER ASSETS, net of accumulated amortization	30,020	34,022

TOTAL ASSETS	$3,261,859	$3,513,711

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Trade payables	$6,475	$3,496
Bank overdraft	8,610	0
Accrued expenses	120,616	119,332
Security deposits	36,843	29,362
Deferred revenue	7,320	6,974
Current portion of mortgage payable	99,993	91,418
Project expense loans	16,073	0

TOTAL CURRENT LIABILITIES	295,930	250,582

LONG-TERM DEBT
Project expense loans	95,904	95,904
Mortgage payable	2,128,181	2,228,174

TOTAL LONG-TERM DEBT	2,224,085	2,324,078

TOTAL LIABILITIES	2,520,015	2,574,660

PARTNERS’ EQUITY
Investor Limited Partner	24,337	219,572
Special Limited Partner	10	10
General Partner	717,497	719,469

	741,844	939,051

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,261,859	$3,513,711

The accompanying notes are an integral part of these statements.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED DECEMBER 31,
	2006	2005

INCOME FROM RENTS AND MISCELLANEOUS	$667,053	$694,930

RENTAL EXPENSES
Administrative expenses	114,359	102,689
Utilities	20,139	16,889
Operating and maintenance expenses	136,450	122,932
Real estate taxes	97,409	96,348
Other taxes, licenses and permits	672	256
Insurance	26,037	18,551

	395,066	357,665

NET RENTAL INCOME	271,987	337,265

OTHER DEDUCTION
Mortgage interest expense	204,368	212,267

INCOME — before depreciation and amortization	67,619	124,998

DEPRECIATION	260,824	245,447
AMORTIZATION	4,002	4,003

	264,826	249,450

NET LOSS	$(197,207)	$(124,452)

The accompanying notes are an integral part of these statements.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		INVESTOR	SPECIAL
	GENERAL	LIMITED	LIMITED
	PARTNER	PARTNER	PARTNER	TOTAL

Balance — January 1, 2005	$733,027	$362,594	$10	$1,095,631

Distributions — 2005	(12,314)	(19,814)	0	(32,128)

Net loss — 2005	(1,244)	(123,208)	0	(124,452)

Balance — December 31, 2005	719,469	219,572	10	939,051

Net loss — 2006	(1,972)	(195,235)	0	(197,207)

Balance — December 31, 2006	$717,497	$24,337	$10	$741,844

The accompanying notes are an integral part of these statements.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(197,207)	$(124,452)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	260,824	245,447
Amortization	4,002	4,003
Changes in assets and liabilities:
Receivables	(3,368)	(1,373)
Reserve for replacement	1,089	(2,006)
Real estate taxes and insurance escrow	(4,694)	(2,271)
Trade payables	2,979	65
Bank overdraft	8,610	0
Accrued expenses	1,284	17,847
Security deposits	7,481	565
Deferred revenue	346	4,911

NET CASH PROVIDED BY OPERATING ACTIVITIES	81,346	142,736

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of improvements, equipment and furnishings	(52,347)	(63,349)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on mortgage	(91,418)	(83,578)
Project expense loans	54,757	(6,659)
Distributions	0	(32,128)

NET CASH USED IN FINANCING ACTIVITIES	(36,661)	(122,365)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(7,662)	(42,978)

CASH AND CASH EQUIVALENTS — beginning of year	44,605	87,583

CASH AND CASH EQUIVALENTS — end of year	$36,943	$44,605

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$205,054	$212,894

The accompanying notes are an integral part of these statements.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION
The Partnership was formed on November 21, 1991, to acquire land in Franklin County, Ohio to construct a 92-unit apartment project qualifying for low income housing tax credits provided under Section 42(a) of the Internal Revenue Code, and to lease, manage and operate the project. The Partnership was organized as a limited partnership by Joint Development & Housing Corporation (JDH) and Ashford Investment Corporation (Ashford) as general partners and JDH as the limited partner.
On March 6, 1992, the Partnership Agreement was amended to reflect the withdrawal of Ashford as a general partner and to substitute Towne Building Group, Inc. (TBG) for JDH as the Original Limited Partner.
On August 1, 1992, the Partnership Agreement was amended and restated to admit Boston Financial Institutional Tax Credits III, A Limited Partnership (BFITC) as the Investor Limited Partner and SLP, Inc. (SLP) as a Special Limited Partner; to reflect the withdrawal of TBG, the Original Limited Partner and to set out more fully the rights, obligations and duties of the Partners.
Rental operations commenced on August 31, 1992.
Allocation of Income or Loss and Tax Credits
The Partnership Agreement provides that income or loss and tax credits are to be allocated as follows:

General Partner (GP)	1%
Investor Limited Partner (ILP)	99%
Special Limited Partner (SLP)	0%
In the event the General Partner funds operating expenses of the Partnership for the period ending three (3) years after the Development Obligation Date through Project Expense Loans (see Note 7), Partnership losses will be specially allocated to the General Partner to the extent of such loans.
Allocation of Cash Flows
After the earlier to occur of the Development Obligation Date (June 27, 1994) or the first anniversary of the Completion Date (October 1, 1993), Cash Flows (as defined in the Partnership Agreement) are to be distributed, within ninety (90) days of year-end, in the following priority:
First:	100% to ILP until ILP has received $7,500 per year, cumulative but not compounded;

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION (Continued)
Allocation of Cash Flows (continued)
Second:	to repay any accrued but unpaid management fees and any other amounts due the Management Agent, whenever incurred, by any and all of the Integrated Partnerships (as defined in the Amendment to Limited Partnership Agreements dated March 4, 1998) and any Project Expense Loans (as defined in the Partnership Agreement) of any Integrated Partnership, then outstanding and incurred on or after January 1, 1997; and

Third:	to ILP and GP in equal shares.
For the years ended December 31, 2006 and 2005, respectively, distributions from Cash Flows were $0 and $32,128, respectively.
Distributions of Other Than Cash Flow
Prior to dissolution, if the General Partner shall determine that there are proceeds available for distribution from a Capital Transaction (as defined in the Partnership Agreement), such proceeds shall be applied and distributed in accordance with the provisions of the Partnership Agreement, as amended.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting.
Depreciation Methods
Depreciation for financial reporting is computed using the straight-line method over the estimated useful lives of the assets, and for income taxes is computed primarily using accelerated methods over the statutory lives of the assets. The Partnership follows the practice of charging expenditures of additions or major replacements to the asset accounts. When an asset is retired or otherwise disposed of, its cost and the related accumulated depreciation are eliminated from their respective accounts and any gain or loss is reflected in the statement of operations.
Concentration of Credit Risk
The Partnership maintains its cash balances in various Cincinnati, Ohio financial institutions which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.
Cash and Cash Equivalents
The Partnership considers financial instruments with maturities of three months or less to be cash equivalents.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Accounts Receivable
Tenant rent charges for the current month are due on the first of the month. Rental payments received in advance are deferred until earned. Tenants who are evicted or move out are charged with any damages or cleaning fees in excess of the security deposit. The Partnership accounts for all past due rents as stipulated in the lease agreement, and recognizes other tenant charges on the date assessed at the actual amount due. The Partnership does not accrue interest on tenant receivable balances. Tenant receivable balances in excess of 90 days in arrears are transferred to a collection agency and written off to bad debt expense at that time. The allowance method is used to estimate bad debt expense based on collection experience. Bad debt expense for 2006 and 2005 was $6,689 and $4,298 respectively.
Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts for assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Advertising Costs
Advertising costs are charged to operations when incurred. Advertising expense for 2006 and 2005 was $10,640 and $7,390, respectively.
Fair Value of Financial Instrument
The carrying amount of the mortgage payable approximates fair value as a result of the current mortgage rates available to the Partnership at December 31, 2006.
3.	RECEIVABLES
Following is a summary of receivables at December 31, 2006 and 2005:

	2006	2005
Rent receivable	$12,587	$7,454
Other receivables	10	10
Receivable from other community	0	700
Less: allowance for doubtful accounts	(2,529)	(1,464)

	$10,068	$6,700

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
4.	FIXED ASSETS

			Depreciable
	2006	2005	Life in Years
COST
Qualifying for tax credits:
Buildings	$4,250,541	$4,250,541	27
Site improvements	1,281,294	1,281,294	20
Equipment and furnishings	99,995	99,995	12
Not qualifying for tax credits:
Land	530,000	530,000	—
Land improvements — additions	38,832	38,832	20
Equipment — additions	215,797	204,023	12

	6,416,459	6,404,685
Less: accumulated depreciation	(3,305,809)	(3,085,558)

NET BOOK VALUE	$3,110,650	$3,319,127

5.	OTHER ASSETS
The following is a summary of amortizable costs and the related accumulated amortization:

			Depreciable
	2006	2005	Life in Years
COST
Loan costs	$80,052	$80,052	20 years
Less: accumulated amortization	(50,032)	(46,030)

	$30,020	$34,022

6.	MORTGAGE PAYABLE
On June 27, 1995, the Partnership obtained a 20-year permanent mortgage with Indianapolis Life Insurance Company (ILIC) in the amount of $2,944,000. The permanent loan carries an interest rate of nine percent (9%) and may be adjusted at the sole and absolute discretion of ILIC on the first day of the 16th year to a rate comparable to what is being offered by ILIC to borrowers for comparable loans. Principal and interest payments are due monthly (based on a 25-year amortization period) in the amount of $24,706, unless adjusted in connection with an adjustment of the interest rate, with a balloon payment of approximately $1,190,000 payable in full on July 1, 2014. During the 4th-15th loan years, the loan may be repaid in full but not in part, with a prepayment premium equal to the greater of one percent (1%) of the principal balance of the note then being paid or the yield maintenance amount as defined in the promissory note.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
7. MORTGAGE PAYABLE (continued)
For the 16th through the 20th loan years, the prepayment premium is five percent (5%), reduced by one percent (1%) each year with no prepayment penalty if the principal balance is paid in full within 120 days of final maturity (July 1, 2014). If ILIC elects to increase the interest rate on the Adjustment Date, the borrower may prepay the note in full but not in part, without prepayment premium during the 120-day period commencing on the date that ILIC notifies borrower of their election to adjust the interest rate. This note is collateralized by the real property known as Post Wood Townhomes, by a security interest in certain fixtures and personal property, and by an assignment of leases and rents to ILIC for all present and future leases of all or any portion of the realty encumbered by the Mortgage. The Partners have no personal liability with respect to this indebtedness.
Following are maturities of the mortgage payable for each of the next five (5) years, and in the aggregate:

2007	$99,993
2008	109,373
2009	119,633
2010	130,856
2011	143,131
Later years	1,625,188

$2,228,174

7.	PROJECT EXPENSE LOANS
The General Partner is required to provide necessary funds (up to $300,000 in the aggregate) to discharge Project Expenses (as defined in the Partnership Agreement) or assure maintenance of Surplus Cash (as defined in the Partnership Agreement) of at least $1.00 at all times for the period ending three (3) years after the Development Obligation Date. Through December 31, 1995, the General Partner made Project Expense Loans to the Partnership totaling $95,904. These loans are non-interest bearing and are repayable only upon a Capital Transaction as provided in the Partnership Agreement (see Note 1).
The Partnership has made advances to the General Partner in the form of Project Expense Loans (as defined in the Amendment to the Limited Partnership Agreement dated March 4, 1998). The loans totaled $0 and $38,684 as of December 31, 2006 and 2005, respectively. These loans are non-interest bearing and are repayable only as provided in the Partnership Agreement (see Note 1).
The Partnership has received Project Expense Loans from the General Partner. The loans totaled $16,073 and $0 as of December 31, 2006 and 2005, respectively. The loans are non-interest bearing and are repayable as provided in the Partnership Agreement (see Note 1).

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
8.	RESERVE FOR REPLACEMENT
The General Partner is responsible for the establishment of a reserve account for capital replacements. The account is to be funded by monthly deposits, commencing on the Project Completion Date (October 1, 1992), equal to the greater of the amount required by the lender or $1,150. Permanent financing was obtained on June 27, 1994, at which time the lender required the Partnership to deposit four percent (4%) of the monthly gross apartment rental received, until the total reserve account equals or exceeds $50,000. Disbursements from the reserve account are permitted for expenditures approved upon written request of the lender.
9.	RELATED PARTY TRANSACTIONS
Effective August 1, 1992, the Partnership entered into a management agreement with Towne Properties Asset Management Company (TPAMC), an affiliate of JDH, in which TPAMC will act as the manager and leasing agent for the project and receive a monthly fee of four percent (4%) of monthly gross income. On January 1, 2001 TPAMC assigned this contractual agreement to a newly formed subsidiary Limited Liability Company known as Towne Properties Asset Management Company Ltd., LLC (TPAMC Ltd.), which is owned 84.7% by TPAMC. Total management fees paid or accrued to TPAMC Ltd. in 2006 and 2005 totaled $26,261 and $27,788, respectively. The management agreement was for an initial term of one year and is currently on a month-to-month basis. At December 31, 2006 and 2005, the Partnership owed TPAMC Ltd. $2,531 and $2,069, respectively, for unpaid management fees. TPAMC also provides office and maintenance supplies and personnel, administrative services, and marketing services, and is reimbursed for these expenses by the Partnership.
Also effective August 1, 1992, the Partnership entered into an incentive management agreement with TPAMC, providing for an annual, non-cumulative incentive management fee equal to the lesser of five percent (5%) of gross revenues or the Priority Distribution (as defined in the Partnership Agreement) applicable to such year. In no event, however, shall the incentive management fee and the management fee payable under the Management Agreement exceed, in the aggregate, nine percent (9%) of the gross revenues of the Project in any fiscal year. The agreement continues in full force and effect until termination of the Partnership. No incentive management fee was payable for 2006 or 2005.
During 2005, an affiliated community inadvertently received a deposit for the Partnership in the amount of $700. This amount was repaid in early 2006.
During 2006, the Partnership inadvertently received a deposit from an affiliated community in the amount of $525. This amount was included in trade payables at December 31, 2006 and was repaid in early 2007.

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
10.	RESIDENT LEASE AGREEMENTS
Generally, the apartment units are leased to residents for an initial one (l)-year term. Thereafter, residents can extend the lease on a month-to-month basis.
11.	INCOME TAXES
These statements contain no provision for federal income taxes. As a partnership, any income or loss is reported on the tax returns of the respective partners.
The Partnership treats certain items of income and deductions differently for federal income tax purposes than for financial reporting purposes. Following is a reconciliation of financial statement income to federal taxable income:

	2006	2005
Net loss — financial statement	$(197,207)	$(124,452)
Additional depreciation for federal income tax purposes due to the use of accelerated depreciation methods	(6,997)	(13,913)
Allowance for doubtful accounts — deductible when written off	1,065	1,029
Revenue received in advance — taxable when received; recognized when earned for financial reporting:
Current year	7,320	6,974
Prior year	(6,974)	(2,063)

Net loss — federal income tax	$(202,793)	$(132,425)

The Partnership has qualified to receive low-income housing tax credits from the State of Ohio pursuant to Internal Revenue Code Section 42 totaling $4,806,000. These tax credits are available on an annual basis for a ten-year period commencing with 1993. The annual allocation of $480,600 is available to the Partners as a credit against their federal income taxes payable. As of December 31, 2006 and 2005, all of the tax credits have been utilized by the Partners. Certain technical requirements must be met and maintained by the Partnership to receive the full allocation of tax credits.
12.	CONTINGENCY
The Partnership’s low-income housing tax credits are contingent on its ability to maintain compliance with applicable sections of Section 42(a) of the Internal Revenue Code. Failure to maintain compliance with occupant eligibility, and/or gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

SUPPLEMENTARY INFORMATION

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION
To the Partners of Post Wood Townhomes Limited Partnership
c/o Joint Development & Housing Corporation
Our report on our audits of the basic financial statements of Post Wood Townhomes Limited Partnership for 2006 and 2005 appears on page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The detailed balance sheet and statement of operations schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information, except for that portion marked “unaudited,” on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Certified Public Accountants
Cincinnati, Ohio
January 29, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G.O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS

Petty cash	$100	$100
Cash in bank	0	15,143
Tenant security deposits	36,843	29,362
Tenant accounts receivable, net of allowance for doubtful accounts of $2,529 and $1,464 in 2006 and 2005, respectively	10,058	5,990
Other receivables	10	710
Project expense loans receivable	0	38,684

	47,011	89,989

RESTRICTED DEPOSITS AND FUNDED RESERVES
Replacement reserve deposits	6,252	7,341
Mortgage escrow deposits	67,926	63,232

	74,178	70,573

FIXED ASSETS
Land	530,000	530,000
Land improvements	1,320,126	1,320,126
Building	4,250,541	4,250,541
Building equipment	315,792	304,018
Accumulated depreciation	(3,305,809)	(3,085,558)

	3,110,650	3,319,127

OTHER ASSETS
Deferred financing costs, net of accumulated amortization	30,020	34,022

TOTAL ASSETS	$3,261,859	$3,513,711

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$6,475	$3,496
Bank overdraft	8,610	0
Accrued wages and payroll taxes	6,496	5,587
Accrued interest payable	16,711	17,397
Accrued real estate taxes payable	97,409	96,348
Tenant security deposit liability	36,843	29,362
Rent deferred credits	7,320	6,974
Current portion of mortgage note payable	99,993	91,418
Project expense loans	16,073	0

	295,930	250,582

LONG-TERM LIABILITIES
Project expense loans	95,904	95,904
Mortgage note payable	2,128,181	2,228,174

	2,224,085	2,324,078

PARTNERS’ EQUITY
Other partner’s equity	717,497	719,469
Limited partners’ equity	24,347	219,582

	741,844	939,051

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,261,859	$3,513,711

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
REVENUE

RENTAL INCOME
Apartments	$776,124	*	$779,270	*

VACANCIES
Apartments	122,939	*	95,330	*

RENTAL INCOME LESS VACANCIES	653,185		683,940

FINANCIAL REVENUE
Interest income — miscellaneous	1,102		618
Interest income — reserve for replacement	249		157

TOTAL FINANCIAL REVENUE	1,351		775

OTHER REVENUE
Laundry and vending	684		1,069
NSF and late charges	2,397		1,951
Damages and cleaning fees	6,956		5,975
Forfeited security deposits	50		0
Other revenue (miscellaneous)	2,430		1,220

TOTAL OTHER REVENUE	12,517		10,215

TOTAL REVENUE	$667,053		$694,930

*	- Unaudited

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
EXPENSES

ADMINISTRATIVE
Advertising	$10,640	$7,390
Other renting expenses	6,264	2,928
Office salaries	18,869	17,159
Office supplies	1,182	1,361
Management fees	26,261	27,788
Manager or superintendent salaries	28,215	27,486
Legal expenses (project-related issues)	2,208	539
Auditing expense	6,900	7,070
Telephone and answering services	3,287	2,632
Bad debts	6,689	4,298
Miscellaneous administrative expenses	3,844	4,038

TOTAL ADMINISTRATIVE	114,359	102,689

UTILITIES
Gas	9,832	5,451
Electricity	8,888	7,632
Water and sewer, less reimbursements	1,419	3,806

TOTAL UTILITIES	20,139	16,889

OPERATING AND MAINTENANCE
Janitor and cleaning payroll	0	11
Janitor and cleaning supplies	551	629
Extermination	514	907
Garbage and trash removal	8,860	9,348
Security payroll/contract	1,884	2,083
Grounds payroll	17,120	19,241
Grounds supplies	853	4,113
Repairs payroll	36,673	36,738
Repairs material	34,043	20,931
Snow removal	0	3,248
Turnover expense	30,358	17,899
Miscellaneous operating and maintenance	5,594	7,784

TOTAL OPERATING AND MAINTENANCE	136,450	122,932

POST WOOD TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED DECEMBER 31,
	2006		2005
TAXES AND INSURANCE
Real estate taxes	$97,409		$96,348
Property and liability insurance (hazard)	26,037		18,551
Miscellaneous, license and permits	672		256

TOTAL TAXES AND INSURANCE	124,118		115,155

FINANCIAL EXPENSES
Interest on mortgage note payable	204,368		212,267

DEPRECIATION AND AMORTIZATION
Depreciation	260,824		245,447
Amortization	4,002		4,003

TOTAL DEPRECIATION AND AMORTIZATION	264,826		249,450

TOTAL EXPENSES	864,260		819,382

NET LOSS	$(197,207)		$(124,452)

OTHER ITEMS

Amount of principal paid	$91,418		$83,578

Deposits made to replacement reserves	25,800		28,339

Disbursements made from replacement reserve	27,138		26,490

Occupancy percentage — end of year	91	%*	79	%*

*	- Unaudited